UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2017

TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States created by an act of Congress (State or other jurisdiction of incorporation or organization)	000-52313 (Commission file number)	62-0474417 (IRS Employer Identification No.)

400 W. Summit Hill Drive Knoxville, Tennessee (Address of principal executive offices)		37902 (Zip Code)

(865) 632-2101
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 27, 2017, the Tennessee Valley Authority (“TVA”) filed a Current Report on Form 8-K reporting that on December 21, 2017, the United States Senate confirmed the nominations of Mr. Kenneth E. Allen, Mr. A.D. Frazier, Mr. Jeffrey W. Smith, and Mr. James R. Thompson III to serve on the TVA Board of Directors (the “Board”). TVA hereby makes this Amendment No. 1 to the Current Report on Form 8-K to report that on January 18, 2018, the Board approved the following Board committee assignments:

Audit, Risk, and Regulation Committee
James R. Thompson III, Chair
Kenneth E. Allen
Virginia T. Lodge

External Relations Committee
Eric M. Satz, Chair
A.D. Frazier
Richard C. Howorth
Jeffrey W. Smith

Finance, Rates, and Portfolio Committee
Ronald A. Walter, Chair
A.D. Frazier
Richard C. Howorth

Nuclear Oversight Committee
Jeffrey W. Smith, Chair
Kenneth E. Allen
Eric M. Satz

People and Performance Committee
Virginia T. Lodge, Chair
James R. Thompson III
Ronald A. Walter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennessee Valley Authority
(Registrant)

Date: February 20, 2018	/s/ John M. Thomas, III
John M. Thomas, III
Executive Vice President and
Chief Financial Officer